Exhibit 10.1
DYNEX CAPITAL, INC.
AMENDMENT NO. 5 TO
DISTRIBUTION AGREEMENT
October 29, 2024

BTIG, LLC 65 East 55th Street New York, NY 10022	J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179
Citizens JMP Securities, LLC 600 Montgomery Street Suite 1100 San Francisco, CA 94111	RBC Capital Markets, LLC 200 Vesey Street Three World Financial Center, 8th Floor New York, NY 10281
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	UBS Securities LLC 1285 Avenue of the Americas New York, NY 10019
Keefe, Bruyette & Woods, Inc. 787 Seventh Avenue New York, NY 10019	Wells Fargo Securities, LLC 500 West 33rd Street, 12th Floor New York, NY 10001
JonesTrading Institutional Services LLC 325 Hudson St., 6th Floor New York, NY 10013

Ladies and Gentlemen:
Reference is made to the Distribution Agreement, dated June 29, 2018, as amended on May 31, 2019, August 3, 2021, June 3, 2022 and February 10, 2023 (the “Distribution Agreement”), by and among Dynex Capital, Inc., a Virginia corporation (the “Company”), J.P. Morgan Securities LLC, Citizens JMP Securities, LLC, JonesTrading Institutional Services LLC and BTIG, LLC (collectively, the “Original Agents”), pursuant to which the Company agreed, in its sole discretion, to issue and sell, from time to time, through the Agents, as agent and/or principal, up to 36,117,622 shares of common stock, par value $0.01 per share, of the Company. The Original Agents, together with Janney Montgomery Scott LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC are herein referred to as the “Agents.” All capitalized terms used in this Amendment No. 5 to Distribution Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Distribution Agreement. The Company and the Agents hereby agree to amend the Distribution Agreement as set forth in this Amendment as follows:

A.    Amendments to Distribution Agreement. The Distribution Agreement is amended as follows:
1.    The definition of the term “registration statement” shall be deemed to mean the registration statement on Form S-3 (File No. 333-281180).
2.    The definition of the term “Base Prospectus” shall be deemed to mean the prospectus dated October 25, 2024, filed as part of the Registration Statement, including the documents incorporated by reference therein as of the date of such prospectus.
3.    The definitions of the terms “Agent” and “Agents” in the first sentence of the Distribution Agreement and Exhibit D to the Distribution Agreement are hereby amended to read as follows:
“BTIG, LLC, Citizens JMP Securities, LLC, Janney Montgomery Scott LLC, Keefe, Bruyette & Woods, Inc., JonesTrading Institutional Services LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC (each an “Agent” and collectively, the “Agents”)”.
4.    The definition of “Maximum Number” in the first sentence of the Distribution Agreement is hereby amended to read as follows: “69,353,243 shares”.
5.    Section 10 of the Distribution Agreement is deleted in its entirety and replaced with the following:
“Notices. All notices and other communications under this Agreement and any Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of communication, and, if to the Agents, shall be sufficient in all respects if delivered or sent to (i) BTIG, LLC, 65 East 55th Street, New York, NY 10022, Email: tchandra@btig.com, Attention: Tosh Chandra; (ii) Citizens JMP Securities, LLC at 600 Montgomery Street, 11th Floor, San Francisco, California 94111, Attn: Aidan Whitehead (email: AWhitehead@jmpsecurities.com); (iii) Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, Pennsylvania 19103, Attn: David Lau, Head of Equity Syndicate (dlau@janney.com), with a copy to capitalmarketscompliance@janney.com; (iv) Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019, Attention: General Counsel, Email: NewYork7thAve-KBW-Legal@stifel.com; (v) JonesTrading Institutional Services LLC, 900 Island Park Drive, Suite 160, Daniel Island, South Carolina 29492, Email: Burke@jonestrading.com, Attention: Burke Cook; (vi) J.P. Morgan Securities LLC, 383 Madison Avenue, 6th Floor, New York, New York 10179, to the attention of Corporate Equity Derivatives Group, Sanjeet Dewal (sanjeet.s.dewal@jpmorgan.com) and Brett Chalmers (brett.chalmers@jpmorgan.com); (vii) RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: Equity Syndicate, Facsimile: (212) 482-6260 with a copy to: TJ Opladen (email: tj.opladen@rbccm.com); (viii) Wells Fargo Securities, LLC,

500 West 33rd Street, New York, New York 10001, Attention: Equity Syndicate Department (fax no: (212) 214-5918); and (ix) UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Equity Syndicate; and, if to the Company, shall be sufficient in all respects if delivered or sent to it at Dynex Capital, Inc., 4991 Lake Brook Drive, Suite 100, Glen Allen, Virginia 23060, Attn: Robert Colligan (email: rob.colligan@dynexcapital.com).
Notwithstanding the foregoing, Transaction Proposals shall be delivered by the Company to the Agents either by telephone (confirmed promptly by email) or email to the applicable Agent as follows: (i)  Tosh Chandra, Managing Director (email: tchandra@btig.com), BTIGUSATMTrading@btig.com, BTIGcompliance@btig.com, Carrie Taylor (email: ctaylor@btig.com), Stephen Nociti (email: snociti@btig.com); (ii) Aidan Whitehead (telephone: (415) 263-1676, email: AWhitehead@jmpsecurities.com), Lee Weiner (telephone: (415) 263-1676, email: lweiner@jmpsecurities.com), Walter Conroy (email: wconroy@jmpsecurities.com), Gil Mogavero (email: gmogavero@jmpsecurities.com); (iii) David Lau (telephone: (617) 557-2971, email: dlau@janney.com), Brian Stauffer (telephone: (404) 601-7232, email: bstauffer@janney.com), Kipp Fawcett (telephone: (212) 230-2328, email: kfawcett@janney.com), Michael Millette (telephone: (617) 557-2986, email: mmillette@janney.com); (iv) Ted Conway (telephone: (212) 887-87757, email: conwayt@kbw.com), Emily Gilbert (telephone: (212) 877-8647, email: gilbertem@kbw.com), Jack Roehrig (telephone: (312) 423-8270, email: roehrigj@kbw.com), Victor Sack (telephone: (212) 887-8908, email: vsack@kbw.com), Andy Fenwick (telephone: (212) 887-4736, email: afenwick@kbw.com), Jim Crawley (telephone: (561) 982-2635, email: jcrawley@kbw.com), Scott Jaffe (telephone: (212) 887-8630, email: sjaffe@kbw.com), Martin Gorham (telephone: (212) 887-2093, email: gorhamm@stifel.com); (v) Bryan Turley, Managing Director (telephone: (212) 907-5333, email: bturley@jonestrading.com), Moe Cohen, Managing Director (telephone: (212) 907-5332, email: moec@jonestrading.com), Burke Cook, General Counsel (telephone: (212) 907-5396, email: burke@jonestrading.com); (vi) Jemil D. Salih (telephone: (212) 622-2723, email: jemil.d.salih@jpmorgan.com), Ara H. Movsesian (telephone: (212) 622-2619, email: ara.movsesian@jpmorgan.com); (vii) TJ Opladen (telephone: (212) 905-5846, email: tj.opladen@rbccm.com), JT Deignan (telephone: (646) 618-6607, email: jt.deignan@rbccm.com); (viii) Jesse G. O’Neill (telephone: (203) 719-8931, email: jesse.o-neill@ubs.com), Charles Heaney (telephone: (201) 352-6964, email: Charles.Heaney@ubs.com); and (ix) Philip Rech (telephone: (212) 214-6377, email: Philip.rech@wellsfargo.com); and Transaction Acceptances shall be delivered by the Agents to the Company by email to Byron L. Boston (byron.boston@dynexcapital.com), Smriti L. Popenoe (smriti.popenoe@dynexcapital.com), Robert S. Colligan (rob.colligan@dynexcapital.com), Jeffrey L. Childress (jeff.childress@dynexcapital.com), and Michael Sartori (mike.sartori@dynexcapital.com).”
6.    The reference to “second Exchange Business Day” in Section 2(c) of the Distribution Agreement regarding the timing of settlement for sales of Shares pursuant to the Distribution Agreement is hereby amended and replaced with “first Exchange Business Day.”
7.    Schedule A of the Distribution Agreement is hereby replaced in full with the attachment to this Amendment.
B.    Obligations Binding upon Janney Montgomery Scott LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC. Each of Janney Montgomery Scott LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC hereby agrees to be bound by the terms of the Distribution Agreement. Each of Janney Montgomery Scott LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC shall be considered to be an Agent under the Distribution Agreement to the same extent as if it were a party to the Distribution Agreement on the date of the execution thereof.
C.    Supplement. The Company shall file a supplement to the Prospectus Supplement pursuant to Rule 424(b) of the Act reflecting the terms of this Amendment within two business days of the date hereof.
D.    No Other Amendments; References to Distribution Agreement. Except as set forth in Part A above, all the terms and provisions of the Distribution Agreement shall continue in full force and effect. All references to the Distribution Agreement in the Distribution Agreement or in any other document executed or delivered in connection therewith shall, from the date hereof, be deemed a reference to the Distribution Agreement as amended by this Amendment.
E.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by one party to the other may be made by facsimile or by electronic delivery of a portable document format (PDF) file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com).
F.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.

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If the foregoing correctly sets forth the understanding among the Company and each of the Agents, please so indicate in the space provided below for that purpose, whereupon this Amendment No. 5 to Distribution Agreement and your acceptance shall constitute a binding agreement among the Company and each of the Agents.

Very truly yours, DYNEX CAPITAL, INC. By: /s/ Robert S. Colligan Name: Robert S. Colligan Title: Executive Vice President, Chief Financial Officer and Chief Operating Officer

[Signature page to Amendment No. 5 to Distribution Agreement]

Accepted and agreed to as of the date first above written: BTIG, LLC By: /s/ Tosh Chandra Name: Tosh Chandra Title: Managing Director

[Signature page to Amendment No. 5 to Distribution Agreement]

Accepted and agreed to as of the date first above written:

CITIZENS JMP SECURITIES, LLC
By:    /s/ Jorge Solares-Parkhurst
Name: Jorge Solares-Parkhurst
Title: Managing Director

[Signature page to Amendment No. 5 to Distribution Agreement]

Accepted and agreed to as of the date first above written:

JANNEY MONTGOMERY SCOTT LLC
By:    /s/ David Lau
Name: David Lau
Title: Managing Director, Head of Equities

[Signature page to Amendment No. 5 to Distribution Agreement]

Accepted and agreed to as of the date first above written:

KEEFE, BRUYETTE & WOODS, INC.

By:    /s/ Edward B. Conway
Name: Edward B. Conway
Title: Managing Director

[Signature page to Amendment No. 5 to Distribution Agreement]

Accepted and agreed to as of the date first above written:

JONESTRADING INSTITUTIONAL SERVICES LLC
By:    /s/ Burke Cook
Name: Burke Cook
Title: General Counsel

[Signature page to Amendment No. 5 to Distribution Agreement]

Accepted and agreed to as of the date first above written:

J.P. MORGAN SECURITIES LLC
By:    /s/ Sanjeet Dewal
Name: Sanjeet Dewal
Title: Managing Director

[Signature page to Amendment No. 5 to Distribution Agreement]

Accepted and agreed to as of the date first above written:

RBC CAPITAL MARKETS, LLC
By:    /s/ Saurabh Monga
Name: Saurabh Monga
Title: Managing Director

[Signature page to Amendment No. 5 to Distribution Agreement]

Accepted and agreed to as of the date first above written:

UBS SECURITIES LLC

By:    /s/ Jesse O'Neill
Name: Jesse O'Neill
Title: Executive Director

UBS SECURITIES LLC

By:    /s/ John Delgado-McCollum
Name: John Delgado-McCollum
Title: Director

[Signature page to Amendment No. 5 to Distribution Agreement]

Accepted and agreed to as of the date first above written:

WELLS FARGO SECURITIES, LLC
By:    /s/ Jaime Cohen
Name: Jaime Cohen
Title: Managing Director
[Signature page to Amendment No. 5 to Distribution Agreement]

Schedule A
Authorized Company Representatives
Byron L. Boston,
Co-Chief Executive Officer and Chairman

Smriti L. Popenoe
Co-Chief Executive Officer, President and Chief Investment Officer
Robert S. Colligan
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Jeffrey L. Childress,
Chief Accounting Officer
Michael Sartori,
Director of Capital Markets and Financial, Planning and Analysis